UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 19,2020
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street,	14th Floor
San Francisco	California	94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	FIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2020, Fitbit, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and the full year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in the press release. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2020, Christopher Paisley, a member of the Board of Directors (the “Board”) of Fitbit, Inc. (the “Company”), notified the Board that he would not stand for re-election as a director of the Company due to other professional demands on his time, including his service as a member of boards of directors of other public companies. Mr. Paisley’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Paisley’s term will end at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”).

In connection with Mr. Paisley not standing for re-election, on February 19, 2020, effective immediately following the Annual Meeting, the Board decreased the authorized number of directors comprising the Board to seven, selected Glenda Flanagan to replace Mr. Paisley as the chair of the Audit Committee of the Board (the “Audit Committee”), and appointed Bradley Fluegel to join the Audit Committee.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated February 20, 2020.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	February 20, 2020	By:	/s/ Ronald W. Kisling
Ronald W. Kisling
Title: Chief Financial Officer